Exhibit 99.1
 Rapid7 Announces Fourth Quarter and Full-Year 2022 Financial Results
•Annualized recurring revenue (ARR) of $714 million, an increase of 19% year-over-year
•Full-year revenue of $685 million, up 28% year-over-year; Products revenue of $648 million, up 29% year-over-year
•Full-year net cash provided by operating activities of $78 million; Free cash flow of $41 million
•Total ARR per customer growth of 12% year-over-year
Boston, MA – February 8, 2023 – Rapid7, Inc. (NASDAQ: RPD), a leader in cloud risk and threat detection, today announced financial results for the fourth quarter and full-year 2022.
“Rapid7 ended the year with revenue, operating profit, and free cash flow that exceeded our targeted ranges. Amidst an evolving economic landscape, we see customers continuing to expand their wallet share around our leading Insight platform, with ARR per customer growing double-digits from the prior year,” said Corey Thomas, Chairman and CEO of Rapid7.
“As we look ahead to 2023, our commitment to driving profitable growth is underscored by our Free Cash Flow outlook, which we expect to double from the prior year”.
Fourth Quarter 2022 Financial Results and Other Metrics

	As of December 31,

	2022	2021	% Change

	(dollars in thousands)
Annualized recurring revenue	$714,231	$599,020	19%
Number of customers	10,929	10,283	6%
ARR per customer	$65.4	$58.3	12%

rapid7.com

	Three Months Ended December 31,			Year Ended December 31,

	2022	2021	% Change	2022	2021	% Change

	(in thousands, except per share data)
Products revenue	$172,892	$141,262	22%	$647,535	$500,843	29%
Professional services revenue	11,587	10,376	12%	37,548	34,561	9%
Total revenue	$184,479	$151,638	22%	$685,083	$535,404	28%

North America revenue	$145,990	$120,886	21%	$541,812	$433,111	25%
Rest of world revenue	38,489	30,752	25%	143,271	102,293	40%
Total revenue	$184,479	$151,638	22%	$685,083	$535,404	28%

GAAP gross profit	$129,544	$101,758		$470,734	$366,456
GAAP gross margin	70%	67%		69%	68%
Non-GAAP gross profit	$136,677	$108,181		$499,594	$388,320
Non-GAAP gross margin	74%	71%		73%	73%

GAAP loss from operations	$(13,349)	$(40,708)		$(111,614)	$(120,065)
GAAP operating margin	(7)%	(27)%		(16)%	(22)%
Non-GAAP income (loss) from operations	$19,477	$(6,110)		$30,386	$7,599
Non-GAAP operating margin	11%	(4)%		4%	1%

GAAP net loss	$(11,385)	$(44,625)		$(124,717)	$(146,334)
GAAP net loss per share, basic and diluted	$(0.19)	$(0.79)		$(2.13)	$(2.65)
Non-GAAP net income (loss)	$22,490	$(8,931)		$21,368	$(2,983)
Non-GAAP net income (loss) per share:
Basic	$0.38	$(0.16)		$0.36	$(0.05)
Diluted	$0.35	$(0.16)		$0.35	$(0.05)

Adjusted EBITDA	$24,700	$(1,903)		$49,441	$23,795

Net cash provided by operating activities	$40,242	$4,688		$78,204	$53,917
Free cash flow	$28,450	$(2,179)		$40,677	$35,053

For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
rapid7.com

Recent Business Highlights

•In January 2023, Rapid7 announced its inclusion in the Bloomberg Gender-Equality Index, which aims to track the performance of public companies committed to transparency in gender-data reporting.
•In November, Rapid7 announced the results of the 2022 MITRE Engenuity ATT&CK® Evaluations, in which Rapid7 Managed Detection & Response demonstrated early detection of threats, complete coverage across the cyber-attack chain, and the artifacts collected highlighted rich reporting and engagement throughout.
•In November, Rapid7 showcased several new Cloud Security capabilities at AWS re-Invent, including Agentless vulnerability assessment and cloud detection and response.
•In October, Rapid7 achieved ISO 27001 certification for information security management, validating the high standards of its security strategy and processes, and underscoring the company’s commitment to corporate and customer data security.
First Quarter and Full-Year 2023 Guidance
Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:

	First Quarter 2023			Full-Year 2023
	(in millions, except per share data)
Annualized recurring revenue				$815	to	$825
Year-over-year growth				14%	to	16%
Revenue	$180	to	$182	$771	to	$778
Year-over-year growth	14%	to	16%	13%	to	14%
Non-GAAP income from operations	$5	to	$7	$57	to	$62
Non-GAAP net income per share	$0.07	to	$0.10	$0.81	to	$0.88
Weighted average shares outstanding	66.4			67.4
Free cash flow				Approximately $80
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the first quarter and full-year 2023 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the first quarter and full-year 2023 represents diluted shares outstanding given our projected range of non-GAAP net income. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, February 8, 2023, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
rapid7.com

About Rapid7
Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 10,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision. For more information, visit our website, check out our blog, or follow us on LinkedIn or Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude non-ordinary course litigation expense because we do not consider legal costs and settlement fees incurred in litigation and litigation-related matters of non-ordinary course lawsuits and other disputes to be indicative of our core operating performance. We do not adjust for ordinary course legal expenses, including those expenses resulting from maintaining and enforcing our intellectual property portfolio and license agreements.
rapid7.com

Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) (benefit from) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, (8) acquisition-related expenses and (9) litigation-related expenses. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the first quarter and full-year 2023, the assumptions underlying such guidance, including the timing of global economic recovery, market opportunities, future growth and operating leverage, and the ability of our solutions to drive profitable, sustainable growth. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, risks arising from the ongoing COVID-19 pandemic, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2022 and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from
rapid7.com

those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277

Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	December 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$207,287	$164,582
Short-term investments	84,162	58,850
Accounts receivable, net	152,045	146,094
Deferred contract acquisition and fulfillment costs, current portion	34,906	29,974
Prepaid expenses and other current assets	31,907	33,236
Total current assets	510,307	432,736
Long-term investments	9,756	34,068
Property and equipment, net	57,891	50,225
Operating lease right-of-use assets	79,342	83,751
Deferred contract acquisition and fulfillment costs, non-current portion	68,169	57,191
Goodwill	515,631	515,258
Intangible assets, net	101,269	111,591
Other assets	16,626	11,191
Total assets	$1,358,991	$1,296,011
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$10,255	$3,521
Accrued expenses	80,306	82,620
Operating lease liabilities, current portion	12,444	9,630
Deferred revenue, current portion	426,599	372,067
Other current liabilities	1,663	842
Total current liabilities	531,267	468,680
Convertible senior notes, net	815,948	812,063
Operating lease liabilities, non-current portion	85,946	90,865
Deferred revenue, non-current portion	31,040	33,056
Other long-term liabilities	14,864	17,342
Total liabilities	1,479,065	1,422,006
Stockholders’ equity (deficit):
Common stock	597	577
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	746,249	615,032
Accumulated other comprehensive loss	(1,411)	(812)
Accumulated deficit	(860,745)	(736,028)
Total stockholders’ equity (deficit)	(120,074)	(125,995)
Total liabilities and stockholders’ equity (deficit)	$1,358,991	$1,296,011

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Products	$172,892	$141,262	$647,535	$500,843
Professional services	11,587	10,376	37,548	34,561
Total revenue	184,479	151,638	685,083	535,404
Cost of revenue:
Products	46,916	41,457	182,212	140,773
Professional services	8,019	8,423	32,137	28,175
Total cost of revenue	54,935	49,880	214,349	168,948
Total gross profit	129,544	101,758	470,734	366,456
Operating expenses:
Research and development	42,629	48,514	189,970	160,779
Sales and marketing	78,261	73,189	307,409	247,453
General and administrative	22,003	20,763	84,969	78,289
Total operating expenses	142,893	142,466	582,348	486,521
Loss from operations	(13,349)	(40,708)	(111,614)	(120,065)
Other income (expense), net:
Interest income	960	63	1,813	365
Interest expense	(2,782)	(2,877)	(10,982)	(14,292)
Other income (expense), net	3,690	(703)	(1,522)	(1,921)
Loss before income taxes	(11,481)	(44,225)	(122,305)	(135,913)
(Benefit from) provision for income taxes	(96)	400	2,412	10,421
Net loss	$(11,385)	$(44,625)	$(124,717)	$(146,334)
Net loss per share, basic and diluted	$(0.19)	$(0.79)	$(2.13)	$(2.65)
Weighted-average common shares outstanding, basic and diluted	59,328,736	56,752,295	58,552,065	55,270,998

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(11,385)	$(44,625)	$(124,717)	$(146,334)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,451	9,988	41,038	33,501
Amortization of debt issuance costs	1,049	1,096	4,085	3,982
Stock-based compensation expense	27,598	28,707	119,902	102,579
Deferred income taxes	332	(3,458)	332	466
Induced conversion expense	—	—	—	2,740
Other	(4,028)	265	(200)	1,920
Changes in operating assets and liabilities:
Accounts receivable	(30,475)	(48,997)	(9,050)	(25,475)
Deferred contract acquisition and fulfillment costs	(7,911)	(12,754)	(15,910)	(22,526)
Prepaid expenses and other assets	3,072	(6,446)	(2,231)	(3,355)
Accounts payable	(527)	(4,156)	7,977	(2,077)
Accrued expenses	14,210	23,759	1,969	19,205
Deferred revenue	34,219	61,173	52,516	85,562
Other liabilities	3,637	136	2,493	3,729
Net cash provided by operating activities	40,242	4,688	78,204	53,917
Cash flows from investing activities:
Business acquisitions, net of cash acquired	—	—	—	(358,420)
Purchases of property and equipment	(7,295)	(4,175)	(20,382)	(9,010)
Capitalization of internal-use software costs	(4,497)	(2,692)	(17,145)	(9,854)
Purchases of investments	(28,279)	(33,784)	(122,765)	(93,092)
Sales/maturities of investments	34,925	23,160	121,304	147,998
Other investments	—	—	(1,000)	(3,000)
Net cash used in investing activities	(5,146)	(17,491)	(39,988)	(325,378)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	—	—	—	585,024
Purchase of capped calls related to convertible senior notes	—	—	—	(76,020)
Payments of debt issuance costs	—	(300)	(71)	(300)
Payments for redemption, repurchase and conversion of convertible senior notes	—	(45,351)	(12)	(230,000)
Payments related to business acquisitions	—	—	(300)	(12,118)
Taxes paid related to net share settlement of equity awards	(719)	(4,672)	(7,462)	(16,044)
Proceeds from employee stock purchase plan	—	—	11,943	9,276
Proceeds from stock option exercises	1,697	1,036	3,318	4,315
Net cash provided by (used in) financing activities	978	(49,287)	7,416	264,133
Effect of exchange rate changes on cash, cash equivalents and restricted cash	2,862	(423)	(2,845)	(1,272)
Net increase (decrease) in cash, cash equivalents and restricted cash	38,936	(62,513)	42,787	(8,600)
Cash, cash equivalents and restricted cash, beginning of period	168,868	227,530	165,017	173,617
Cash, cash equivalents and restricted cash, end of period	$207,804	$165,017	$207,804	$165,017

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Total gross profit (GAAP)	$129,544	$101,758	$470,734	$366,456
Add: Stock-based compensation expense[1]	2,757	1,521	10,367	6,491
Add: Amortization of acquired intangible assets[2]	4,376	4,902	18,493	15,373
Total gross profit (non-GAAP)	$136,677	$108,181	$499,594	$388,320
Gross margin (non-GAAP)	74.1%	71.3%	72.9%	72.5%
Gross profit (GAAP) - Products	$125,976	$99,805	$465,323	$360,070
Add: Stock-based compensation expense	2,049	1,066	7,562	4,357
Add: Amortization of acquired intangible assets	4,376	4,902	18,493	15,373
Total gross profit (non-GAAP) - Products	$132,401	$105,773	$491,378	$379,800
Gross margin (non-GAAP) - Products	76.6%	74.9%	75.9%	75.8%
Gross profit (GAAP) - Professional services	$3,568	$1,953	$5,411	$6,386
Add: Stock-based compensation expense	708	455	2,805	2,134
Total gross profit (non-GAAP) - Professional services	$4,276	$2,408	$8,216	$8,520
Gross margin (non-GAAP) - Professional services	36.9%	23.2%	21.9%	24.7%
GAAP Loss from operations	$(13,349)	$(40,708)	$(111,614)	$(120,065)
Add: Stock-based compensation expense[1]	27,598	28,707	119,902	102,579
Add: Amortization of acquired intangible assets[2]	5,228	5,781	21,983	17,305
Add: Acquisition-related expenses[3]	—	—	—	7,211
Add: Litigation-related expenses[4]	—	110	115	569
Non-GAAP income (loss) from operations	$19,477	$(6,110)	$30,386	$7,599
GAAP Net loss	$(11,385)	$(44,625)	$(124,717)	$(146,334)
Add: Stock-based compensation expense[1]	27,598	28,707	119,902	102,579
Add: Amortization of acquired intangible assets[2]	5,228	5,781	21,983	17,305
Add: Acquisition-related expenses[3]	—	—	—	16,176
Add: Litigation-related expenses[4]	—	110	115	569
Add: Amortization of debt issuance costs	1,049	1,096	4,085	3,982
Add: Induced conversion expense	—	—	—	2,740
Non-GAAP Net income (loss)	$22,490	$(8,931)	$21,368	$(2,983)
Add: Interest expense of convertible senior notes[5]	1,669	—	1,500	—
Numerator for non-GAAP earnings per share calculation	$24,159	$(8,931)	$22,868	$(2,983)

Weighted average shares used in GAAP earnings per share calculation, basic and diluted	59,328,736	56,752,295	58,552,065	55,270,998
Dilutive effect of convertible senior notes[5]	9,572,956	—	5,803,831	—
Dilutive effect of employee equity incentive plans[6]	709,258	—	1,251,725	—
Weighted average shares used in non-GAAP earnings per share calculation, diluted	69,610,950	56,752,295	65,607,621	55,270,998

Non-GAAP net income (loss) per share:
Basic	$0.38	$(0.16)	$0.36	$(0.05)
Diluted	$0.35	$(0.16)	$0.35	$(0.05)

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,757	$1,521	$10,367	$6,491
Research and development	9,591	14,838	49,940	46,622
Sales and marketing	7,966	5,696	31,217	23,828
General and administrative	7,284	6,652	28,378	25,638
[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,376	$4,902	$18,493	$15,373
Sales and marketing	657	684	2,710	1,477
General and administrative	195	195	780	455
[3] Includes acquisition-related expenses as follows:
Research and development	$—	$—	$—	$40
Sales and marketing	—	—	—	275
General and administrative	—	—	—	6,896
Provision for income taxes	—	—	—	8,965
[4] Includes litigation-related expenses as follows:
General and administrative	$—	$110	$115	$569

5 We use the if-converted method to compute diluted earnings per share with respect to our convertible senior notes. There was no add-back of interest expense or additional dilutive shares related to the convertible senior notes where the effect was anti-dilutive. On an if-converted basis, for the three months ended December 31, 2022, both the 2025 and 2027 convertible senior notes were dilutive and for the year ended December 31, 2022, the 2027 convertible senior notes were dilutive.

6 We use the treasury method to compute the dilutive effect of employee equity incentive plan awards.

Reconciliation of GAAP Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(11,385)	$(44,625)	$(124,717)	$(146,334)
Interest income	(960)	(63)	(1,813)	(365)
Interest expense	2,782	2,877	10,982	14,292
Other (income) expense, net	(3,690)	703	1,522	1,921
(Benefit from) provision for income taxes	(96)	400	2,412	10,421
Depreciation expense	3,563	3,140	13,571	12,342
Amortization of intangible assets	6,888	6,848	27,467	21,159
Stock-based compensation expense	27,598	28,707	119,902	102,579
Acquisition-related expenses	—	—	—	7,211
Litigation-related expenses	—	110	115	569
Adjusted EBITDA	$24,700	$(1,903)	$49,441	$23,795

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net cash provided by operating activities	$40,242	$4,688	$78,204	$53,917
Less: Purchases of property and equipment	(7,295)	(4,175)	(20,382)	(9,010)
Less: Capitalized internal-use software costs	(4,497)	(2,692)	(17,145)	(9,854)
Free cash flow	$28,450	$(2,179)	$40,677	$35,053

First Quarter and Full-Year 2023 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	First Quarter 2023			Full-Year 2023
Reconciliation of GAAP to non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(32)	to	$(30)	$(98)	to	$(93)
Add: Anticipated stock-based compensation expense	32	to	32	135	to	135
Add: Anticipated amortization of acquired intangible assets	5	to	5	20	to	20
Anticipated non-GAAP income from operations	$5	to	$7	$57	to	$62

Reconciliation of GAAP to non-GAAP net (loss) income:
Anticipated GAAP net loss	$(34)	to	$(32)	$(106)	to	$(101)
Add: Anticipated stock-based compensation expense	32	to	32	135	to	135
Add: Anticipated amortization of acquired intangible assets	5	to	5	20	to	20
Add: Anticipated amortization of debt issuance costs	1	to	1	4	to	4
Anticipated non-GAAP net income	$4	to	$6	$53	to	$58

Anticipated GAAP net loss per share, basic and diluted	$(0.57)		$(0.53)	$(1.74)		$(1.66)
Anticipated non-GAAP net income per share, diluted	$0.07		$0.10	$0.81		$0.88

Weighted average shares used in GAAP per share calculation, basic and diluted	60.0			60.9

Weighted average shares used in non-GAAP per share calculation, diluted	66.4			67.4
The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related and litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss, and Anticipated GAAP net loss per share are expected to change.

Full-Year 2023
Reconciliation of net cash provided by operating activities to free cash flow:
Anticipated net cash provided by operating activities	$105
Anticipated purchases of property and equipment	(7)
Anticipated capitalized internal-use software costs	(18)
Anticipated free cash flow	$80